VIRTUS Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2025
($ reported in thousands)
	Shares	Value
Common Stocks—99.1%
Real Estate Investment Trusts—99.1%
Data Centers—13.2%
Digital Realty Trust, Inc.	115,745	$ 20,178
Equinix, Inc.	33,511	26,657
		46,835

Gaming—3.8%
Gaming & Leisure Properties, Inc.	199,820	9,328
VICI Properties, Inc. Class A	127,930	4,170
		13,498

Health Care—15.8%
Sabra Health Care REIT, Inc.	570,005	10,511
Ventas, Inc.	246,160	15,545
Welltower, Inc.	196,180	30,159
		56,215

Industrial/Office—16.0%
Industrial—11.4%
Americold Realty Trust, Inc.	160,300	2,666
Prologis, Inc.	296,741	31,193
Rexford Industrial Realty, Inc.	186,925	6,649
		40,508

Office—4.6%
BXP, Inc.	99,700	6,727
Cousins Properties, Inc.	174,596	5,243
Vornado Realty Trust	121,560	4,648
		16,618

Total Industrial/Office		57,126

Lodging/Resorts—3.0%
Host Hotels & Resorts, Inc.	277,144	4,257
Ryman Hospitality Properties, Inc.	65,257	6,439
		10,696

Residential—17.3%
Apartments—10.6%
AvalonBay Communities, Inc.	80,840	16,451
Essex Property Trust, Inc.	28,700	8,134
Mid-America Apartment Communities, Inc.	88,690	13,127
		37,712

Manufactured Homes—2.6%
Equity LifeStyle Properties, Inc.	149,400	9,213
	Shares	Value

Single Family Homes—4.1%
American Homes 4 Rent Class A	411,200	$ 14,832
Total Residential		61,757

Retail—14.0%
Free Standing—4.7%
Agree Realty Corp.	48,050	3,510
Essential Properties Realty Trust, Inc.	339,850	10,845
Realty Income Corp.	42,904	2,472
		16,827

Regional Malls—4.2%
Simon Property Group, Inc.	93,266	14,994
Shopping Centers—5.1%
Brixmor Property Group, Inc.	383,906	9,997
Kimco Realty Corp.	114,770	2,412
Phillips Edison & Co., Inc.	158,205	5,542
		17,951

Total Retail		49,772

Self Storage—8.0%
CubeSmart	219,814	9,342
Public Storage	55,265	16,216
Smartstop Self Storage REIT, Inc.	79,052	2,864
		28,422

Specialty—6.2%
Iron Mountain, Inc.	169,750	17,411
Lamar Advertising Co. Class A	37,200	4,515
		21,926

Telecommunications—1.8%
American Tower Corp.	29,330	6,482
Total Common Stocks (Identified Cost $235,066)		352,729

Total Long-Term Investments—99.1% (Identified Cost $235,066)		352,729

TOTAL INVESTMENTS—99.1% (Identified Cost $235,066)		$352,729
Other assets and liabilities, net—0.9%		3,318
NET ASSETS—100.0%		$356,047

Abbreviation:
REIT	Real Estate Investment Trust
See Notes to Schedule of Investments

VIRTUS Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of June 30, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$352,729	$352,729
Total Investments	$352,729	$352,729
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2025.
There were no transfers into or out of Level 3 related to securities held at June 30, 2025.
See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.
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